EXHIBIT 10
Sanderson Farms, Inc.
Second Amendment to Credit Agreement
     This Second Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of December 13, 2010, among Sanderson Farms, Inc., a Mississippi corporation, the Banks party hereto, and Bank of Montreal, as Agent for the Banks, (“Agent”).
Preliminary Statements
     A. The Company, the Banks and the Agent are parties to a Credit Agreement dated as of May 1, 2008, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     B. The Company has requested that the Required Banks amend the Credit Agreement, and the Required Banks are willing to do so on the terms and conditions set forth in this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.	Amendments.
     Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:
     1.1. Section 7.12(a) of the Credit Agreement shall be amended by deleting Section 7.12 (a) and replacing it with the following:
     (a) The Company will not, and will not permit any Subsidiary to, be obligated to spend during any fiscal year for capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied, including without limitation any such capital expenditures in respect of Capitalized Leases but excluding any acquisitions permitted by Section 7.14(d) which might constitute such a capital expenditure and the capital expenditures permitted by clauses (b) and (c) below) in an aggregate amount for the Company and its Subsidiaries in excess of (i) for the fiscal year ending October 31, 2008, $60,000,000, (ii) for the fiscal years ending October 31, 2009 and 2010, $35,000,000 and (iii) for the fiscal years ending October 31, 2011, 2012 and 2013, $55,000,000 plus $7,500,000 (the “Carryover Amount”) permitted to be spent in the preceding fiscal year but not actually spent therein (the “Maximum Carryover Amount to the Next Fiscal Year”). For purposes of this Section, any capital expenditures made in any fiscal year shall be applied first to the Carryover Amount, if any, available during such fiscal year.

     1.2. Section 7.12 of the Credit Agreement shall be amended by adding the following paragraph thereto as subsection (c) thereof:
     (c) The Company will not, and will not permit any Subsidiary to, be obligated to spend capital expenditures (as defined and classified in accordance with general accepted accounting principles consistently applied) in connection with the construction of a poultry processing complex in Rocky Mount, North Carolina, in excess of $115,000,000 during the term of this Agreement.
     1.3. Section 7.18 of the Credit Agreement shall be amended by adding the phrase “and the construction of a new poultry processing plant in Rocky Mount, North Carolina” immediately before the period at the end of that Section.
2.	Conditions Precedent.
     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     2.1. The Company and the Required Banks shall have executed this Amendment.
     2.2. Each Guarantor Subsidiary shall have executed the Guarantors’ Acknowledgment attached hereto.
3.	Representations and Warranties.
     3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct.
     3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.
4.	Miscellaneous.
     4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.
[signature pages to follow]

     This Amendment is entered into as of the date and year first above written.

Sanderson Farms, Inc.

By /s/ Mike Cockrell
Its CFO and Treasurer
     Accepted and agreed to as of the date and year first above written.

Bank of Montreal
individually and as Agent

By /s/ Manuel J. Diaz
Its Vice President

BMO Harris Financing, Inc. (formerly known as BMO Capital Markets Financing, Inc.)

By /s/ Manuel J. Diaz
Its Vice President

U.S. Bank National Association

By /s/ Michael Ryno
Its Vice President

Regions Bank

By /s/ Chris Claybrook
Its SVP

ING Capital LLC

By /s/ Bill Redmond
Its Managing Director
Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

Trustmark National Bank

By /s/ Billy Edwards
Its First Vice President

Farm Credit Bank of Texas

By /s/ Alan Robinson
Its Vice President

AgFirst Farm Credit Bank

By /s/ J. Randy Musselwhite
Its Vice President

GreenStone Farm Credit Services, ACA

By /s/ Curt Flammini
Its Vice President

Farm Credit Services of America, PCA

By /s/ Robert Abbott
Its Vice President
Signature Page
Sanderson Farms, Inc.
Second Amendment to Credit Agreement

Guarantors’ acknowledgment
     The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of May 1, 2008 (the “Guaranty Agreement”), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company’s indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement, as amended by the foregoing Amendment, and the Notes is and shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.
Dated as of December 13, 2010.

Sanderson Farms, Inc. (Foods Division)

By /s/ Mike Cockrell
Its CFO and Treasurer

Sanderson Farms, Inc. (Production Division)

By /s/ Mike Cockrell
Its CFO and Treasurer

Sanderson Farms, Inc. (Processing Division)

By /s/ Mike Cockrell
Its CFO and Treasurer